Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re	Unilife Corporation, et al. [1]	Case No. 17-10805 (LSS)
		Reporting Period:	April 12, 2017 to April 30, 2017

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Affidavit/Supplement Attached	Footnote
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			See Declaration.
Cash disbursements journals		X
Statement of Operations	MOR-2	See MOR-1.		[2]
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			See Declaration.	[3]
Copies of tax returns filed during reporting period			Sec Declaration.	[3]
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section I 746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ John Ryan	6/1/2017
Signature of Debtor	Date

John Ryan	Chief Executive Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

[1] The debtors' names arc abbreviated in this report as follows:

Unilife Corporation - UC

Unilife Medical Solutions, Inc. - UMS

Unilife Cross Farm LLC - UCF

[2] Post-petition, the Debtor began keeping its books on a cash basis. Accordingly, the Statement of Operations (MOR-2)

and the Schedule of Cash Receipts and Disbursements (MOR-1) present the same information.

[3] No tax returns, including IRS Form 6123, were filed during the period.

MOR

(04/07)

In re	Unilife Corporation, et al.	Case No.	17-10805
	Debtor	Reporting Period:	April 12, 2017 to April 30, 2017

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

			BANK ACCOUNTS					CURRENT MONTH		CUMULATIVE FILING TO DATE
	UC		UMS			UCF		CONSOLIDATED		CONSOLIDATED
	OPERATING	OTHER	OPERATING	PAYROLL	OTHER	OPERATING	OTHER	ACTUAL	PROJECTED [1]	ACTUAL	PROJECTED [1]
CASH BEGINNING OF MONTH	$4,063	$136,062	$1,743,039	$-	$35,257	$1	$-	$1,918,421	$1,664,064	$1,918,421	$1,664,064

RECEPTS
CASH SALES	-	-	-	-	-	-	-	-		-	-
ACCOUNTS RECEIVABLE	-	-	6,000	-	-	-	-	6,000		6,000	-
LOANS AND ADVANCES	1,000,000	-	-	-	-	-	-	1,000,000	1,000,000	1,000,000	1,000,000
SALE OF ASSETS	-	-	-	-	-	-	-	-		-	-
OTHER (ATTACH LIST)	242	101	242	35,056	22	-	-	35,572		35,672	-
TRANSFERS (FROM DIP ACCTS)	-	-	785,066	417,596	-	-	-	1,202,663		1,202,663	-

TOTAL RECEIPTS	1,000,242	101	791,308	452,663	22	-	-	2,244,335	1,000,000	224,335	1,000,000

DISBURSEMENTS
NET PAYROLL	-	-	-	281,306	-	-	-	281,306	435,101	281,306	435,101
PAYROLL TAXES	-	-	-	127,173	-	-	-	127,173	27,159	127,173	27,159
SALES, USE, & OTHER TAXES	-	-	2,000	-	-	-	-	2,000	-	2,000	-
INVENTORY PURCHASES	-	-	-	-	-	-	-	-	-	-	-
SECURED/RENTAL/LEASES	-	-	-	-	-	-	-	-	-	-	-
INSURANCE	-	-	17,743	-	-	-	-	17,743	17,750	17,743	17,750
ADMINISTRATIVE	-	-	-	-	-	-	-	-	262,411	-	262,411
SELLING	-	-	-	-	-	-	-	-	-	-	-
OTHER (ATTACH LIST)	333	-	267	9,117	-	3	-	9,740	283,333	9,740	283,333
								-	-	-	-
OWNER DRAW *	-	-	-	-	-	-	-	-	-	-	-
TRANSFERS (TO DIP ACCTS)	750,000	-	417,596	35,066	-	-	-	1,202,663	-	1,202,663	-

PROFESSIONAL FEES	-	-	-	-	-	-	-	-	-	-	-
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-	-	-	-	-	-	-
COURT COSTS	-	-	-	-	-	-	-	-	-	-	-
TOTAL DISBURSEMENTS	750,333	-	437,626	452,663	-	3	-	164,525	1,025,754	1,640,625	1,025,754

NET CASHFLOW	249,909	101	353,682	-	22	(3)	-	603,710	(25,754)	603,710	(25,754)
(RECEIPTS LESS DISBURSEMENTS)

CASH END OF MONTH	$253,971	$136,162	$2,095,722	$-	$35,278	$(2)	$-	$2,522,131	$1,638,310	$2,522,131	$1,638,310

*COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPCY ESTATE

[1] PROJECTIONS PER DIP BUDGET.

THE FOLLOWING SECTION MUST COMPLETED
DISBURSEMENTS FOR CALCULATING U.S TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$1,040,025
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$1,202,663
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e from escrow accounts)	$93,603
TOTAL DISBURSEMENTS FOR CALCULATING U.S TRUSTEE QUARTERLY FEES	$531,571

FORM MOR-1

(04/07)

In re	Unilife Corporation, et al.	Case No.	17-10805
	Debtor	Reporting Period:	April 12, 2017 to April 30, 2017

BANK RECONCILIATIONS

Constitution Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page

	UMS		UMS		UMS		UMS		UMS		UMS		UMS	UMS		UMS		UMS
	Petty Cash (Operating)		Operating		Operating		Operating		Operating		Other-Savings		Total Operating	Payroll		Other ~ PNC CD		Restricted Bond
	#	n/a	#	0928	#	0570	#	3760	#	4310	#	1600		#	6102	#	3480	#	n/a
BALANCE PER BOOKS		476		590,142		1,500,896		8		4,958		242	2,096,722		-		35,278		300,003

BANK BALANCE		476		590,142		1,500,896		8		4,958		242	2,096,722		-		35,278		300,003
(*) DEPOSITS IN TRANSIT (ATTACH LIST)		-		-		-		-		-		-	-		-		-		-
(*) OUTSTANDING CHECKS (ATTACH LIST)		-		-		-		-		-		-	-		-		-		-
OTHER (ATTACH EXPLANATION)		-		-		-		-		-		-	-		-		-		-
ADJUSTED BANK BALANCE *		$476		$590,142		$1,500,896		$8		$4,958		$242	$2,096,722		$-		$35,278		$300,003
* Adjusted bank balance must
equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount		Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount		Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER
OTHER RECEIPTS
Interest		$-		$-		$-		$-		$-		$242			$-		$22		$-
Refund from ADP		-		-		-		-		-		-			35,066		-		-
Total		$-		$-		$-		$-		$-		$242			$35,066		$22		$-

OTHER DISBURSEMENTS:
Bank Fees		$-		$-		$-		$-		$-		$-			$-		$-		$-
Postage		8		-		-		-		-		-			-		-		-
ADP Fees		-		-		-		-		-		-			9,117		-		-
Total		$8		$-		$-		$-		$-		$-			$9,117		$-		$-

FORM MOR-1a

(04/07)

In re	Unilife Corporation, et al.	Case No.	17-10805
	Debtor	Reporting Period:	April 12, 2017 to April 30, 2017

BANK RECONCILIATIONS

Constitution Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page

	UC		UC		UC		UC	UC		UCF		UCF
	Operating		Operating		Operating		Total Operating	Other - AMEX CD		Operating		Restricted Escrow
	#	2022	#	6509	#	1693		#	1859-4	#	1933	#	0600
BALANCE PER BOOKS		$249,940		$3,789		$242	253,971		$136,162		$(2)		$2,025,911

BANK BALANCE		249,940		3,789		242	253,971		136,162		(2)		2,025,911
(+) DEPOSITS IN TRANSIT (ATTACH LIST)		-		-		-	-		-		-		-
(-) OUTSTANDING CHECKS (ATTACH LIST)		-		-		-	-		-		-		-
OTHER (ATTACH EXPLANATION)		-		-		-	-		-		-		-
ADJUSTED BANK BALANCE *		$249,940		$3,789		$242	$253,971		$136,162		$(2)		$2,025,911
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount		Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER
OTHER RECEIPTS
Interest		$-		$-		$242			$101		$-		$-
Refund from ADP		-		-		-			-		-		-
Total		$-		$-		$242			$101		$-		$-

OTHER DISBURSEMENTS
Bank Fees		$333		$-		$-			$-		$3		$-
Postage		-		-		-			-		-		-
ADP Fees		-		-		-			-		-		-

FORM MOR-1a

(04/07)

In re	Unilife Corporation, et al.	Case No.	17-10805
	Debtor	Reporting Period:	April 12, 2017 to April 30, 2017

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
None.

FORM MOR-1b

(04/07)

In re	Unilife Corporation, et al.	Case No.	17-10805
	Debtor	Reporting Period:	April 12, 2017 to April 30, 2017

CASH DISBURSEMENTS JOURNAL

Date	Description	Amount	Check #	Payee

04/18/17	EMPLOYEE FSA CONTRIBUTIONS FROM 4/14 PAYROLL	$3,601.21	ACH	TASC

04/18/17	TAX PAYMENT	2,000.00	ACH	NEW JERSEY

04/20/17	EMPLOYEE FSA CONTRIBUTIONS FROM 4/14 PAYROLL	1,080.00	ACH	TASC

04/20/17	MONTHLY INSURANCE FUNDING DUE 4/25	17,743.01	34190	CHUBB

04/20/17	MORTGAGE PAYMENT FROM CROSS FARM LLC ESCROW	93,608.23	BANK	FNB

04/21/17	EMPLOYEE 401K CONTRIBUTIONS ($26,078.37) AND EMPLOYER MATCH ($8,629.68) FROM 4/14 PAYROLL	34,708.05	ACH	FIDELITY

04/21/17	HRA FUNDING FOR WEEK ENDED 4/21	1,382.89	ACH	HIGHMARK

04/26/17	PAYROLL FUNDING FOR 4/28	239,742.10	WIRE	ADP

04/27/17	PAYROLL TAXES WITHHELD	127,173.35	ACH	ADP

04/27/17	HRA FUNDING FOR WEEK ENDED 4/28	809.52	ACH	HIGHMARK

04/27/17	BANK FEES	263.00	BANK	HSBC

04/28/17	MONTHLY PROCESSING FEE	9,117.12	ACH	ADP

04/28/17	BANK FEES	16.23	BANK	FNB

04/28/17	BANK FEES	3.26	BANK	FNB

04/28/17	BANK FEES	333.32	BANK	FNB

VARIOUS	POSTAGE	7.50	N/A	USPS

		$531,570.79

In re	Unilife Corporation, et al.	Case No.	17-10805
	Debtor	Reporting Period:	April 12, 2017 to April 30, 2017

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

$ in 000s
ASSETS	UC		UMS		UCF		Eliminations		Consolidated
CURRNET ASSETS	Period	Petition	Period	Petition	Period	Petition	Period	Petition	Period	Petition
Unrestricted Cash and Equivalents	$390	$140	$2,132	$1,778	$-	$0	$-	$-	$2,522	$1,918
Restricted Cash and Cash Equivalents (see continuation sheet)	-	-	300	300	2,026	2,120	-	-	2,326	2,420
Accounts Receivable (Net)	-	-	1,159	1,109	-	-	-	-	1,159	1,109
Notes Receivable	-	-	-	-	-	-	-	-	-	-
Inventories	-	-	95	95	-	-	-	-	95	95
Prepaid Expenses	366	396	400	825	68	78	-	-	834	1,299
Professional Retainers	398	398	-	-	-	-	-	-	398	398
Other Current Assets (attach schedule)	-	-	251	251	-		-	-	251	251
TOTAL CURRENT ASSETS	1,154	934	4,336	4,358	2,094	2,198	-	-	7,584	7,489
PROPERTY AND EQUIPMENT
Real Property and Improvements	-	-	-	-	47,614	47,614	-	-	47,614	47,614
Machinery and Equipment	-	-	58,843	58,843	-	-	-	-	58,843	58,843
Furniture, Fixtures and Office Equipment	-	-	1,347	1,347	39	39	-	-	1.386	1,386
Leasehold Improvements	-	-	437	437	-	-	-	-	437	437
Vehicles	-	-	32	32	-	-	-	-	32	32
Less Accumulated Depreciation & Impairment	-	-	(50,941)	(50,781)	(5,080)	(5,037)	-	-	(56,021)	(55,818)
TOTAL PROPERTY & EQUIPMENT	-	-	9,719	9,879	42,572	42,615	-	-	52,291	52,494
OTHER ASSETS
Loans to Insiders*	-	-	-	-	-	-	-	-	-	-
Other Assets (attach schedule)	-	-	-	-	-	-	-	-	-	-
TOTAL OTHER ASSETS	-	-	-	-	-	-	-	-	-	-

TOTAL ASSETS	1,154	934	14,055	14,237	44,666	44,813	-	-	59,876	59,984

LIABILITIES AND OWNER EQUITY	UC		UMS		UCF		Eliminations		Consolidated
LIABLIITIES NOT SUBJECT TO COMPROMISE (PostPetition)	Period	Petition	Period	Petition	Period	Petition	Period	Petition	Period	Petition
Accounts Payable	12	-	69	-	-	-	-	-	80	-
Taxes Payable (refer to FORM MOR-4)	-	-	61	-	-	-	-	-	61	-
Wages Payable	-	-	123	-	-	-	-	-	123	-
Notes Payable (Intercompany)	(750)	-	750	-	-	-	-	-	-	-
Rent / Leases - Building/Equipment	-	-	67	-	-	-	-	-	67	-
Secured Debt / Adequate Protection Payments	1,000	-	-	-	-	-	-	-	1,000	-
Professional Fees	-	-	-	-	-	-	-	-	-	-
Amounts Due to Insiders*	-	-	-	-	-	-	-	-	-	-
Other Postpetition Liabilities (attach schedule)	-	-	-	-	-	-	-	-	-	-
TOTAL POSTPETITION LIABILITIES	262	-	1,070	-	-	-	-	-	1,331	-
LIABILITES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt [1]	130,804	130,804	133,554	133,554	100,581	100,623	(217,450)	(217,492)	147,489	147,489
Priority Debt [2]	-	-	306	385	16	16	-	-	321	401
Unsecured Debt [3], [4]	5,032	5,032	262,255	262,255	43,326	43,326	-	-	310,613	310,613
TOTAL PRE-PETITION LIABILITES	135,836	135,836	396,115	396,194	143,923	143,965	(217,450)	(217,492)	458,424	458,503

TOTAL LIABILITIES	136,098	135,836	397,184	396,194	143,923	143,965	(217,450)	(217,492)	459,755	458,503
OWNER EQUITY
Common Stock	(1,264)	(1,264)	(11)	(11)	-	-	-	-	(1,275)	(1,275)
Treasury Stock	-	-	(819)	(819)	-	-	-	-	(819)	(819)
Additional Paid-In Capital	278,277	278,277	(29,425)	(29,425)	(86,772)	(86,772)	-	-	162,080	162,080
Accumulated Other Comprehensive Income - Pre-petition	-	-	(128)	(128)	-	-	-	-	(128)	(128)
Retained Earnings - Pre-Petition	(411,915)	(411,915)	(351,574)	(351,574)	(12,380)	(12,380)	217,450	217,492	(558,419)	(558,377)
Retained Earnings - Postpetition	(42)	-	(1,172)	-	(105)	-	-	-	(1,319)	-
Adjustments to Owner Equity (attach schedule)	-	-	-	-	-	-	-	-	-	-
Postpetition Contributions (Distributions) (Draws) (attach schedule)	-	-	-	-	-	-	-	-	-	-
NET OWNER EQUITY	(134,944)	(134,902)	(383,129)	(381,957)	(99,257)	(99,152)	217,450	217,492	(399,879)	(398,519)

TOTAL LIABILITES AND OWNERS' EQUITY	$1,154	$934	$14,055	$14,237	$44,666	$44,813	$-	$-	$59,876	$59,984

*”Insider” is defined in 11 U.S.C. Section 101(31)

[1] Cross Farm LLC paid the monthly mortgage payment on 250 Cross Farm Lane from the escrow account under control of FNB.

[2] Paid certain priority wage claims per Court order.

[3] Consolidated pre-petition unsecured debt includes uneliminated intercompany payable claims. As per bankruptcy schedules, net intercompany receivables booked at $0.

[4] Added $72,047 in pre-petition invoices to the scheduled amount of UMS pre-petition unsecured debt. Reduced scheduled UMS pre-petition unsecured debt by $17,743.01 for post-petition amounts included in pre-petition balance for Chubb & Son. Further reduced scheduled amount of UMS pre-petition debt for severance overstated by $18,846.

FORM MOR-3

(04/07)

In re	Unilife Corporation, et al.	Case No.	17-10805
	Debtor	Reporting Period:	April 12, 2017 to April 30, 2017

BALANCE SHEET – continuation of sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets
Security Deposits	250,511.20	250,511.20

Other Assets

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

FORM MOR-3 CONT’D

(04/07)

In re	Unilife Corporation, et al.	Case No.	17-10805
	Debtor	Reporting Period:	April 12, 2017 to April 30, 2017

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	$12,187	$78,388	$60,936	4/27/2017	WIRE	$29,639
FICA-Employee	5,081	32,199	25,403	4/27/2017	WIRE	11,877
FICA-Emoloyer	5,081	32,199	25,403	4/27/2017	WIRE	11,877
Unemployment	5	31	24	4/27/2017	WIRE	12
Income	-	-	-			-
Other:	-	-	-			-
Total Federal Taxes	22,353	142,818	111,766			53,405
State and Local
Withholding	2,956	19,026	14,780	4/27/2017	WIRE	7,202
Sales	-	-	-			-
Excise	-	-	-			-
Unemployment	126	812	628	4/27/2017	WIRE	310
Real Property	-	-	-			-
Personal Property	-	-	-			-
Other:	-	-	-			-
Total State and Local	3,082	19,838	15,408	4/27/2017	WIRE	7,511
Total Taxes	$25,435	$162,655	$127,173			$60,917

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Unilife Corporation:

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	-	11,755	-	-	-	11,755
Wages Payable	-	-	-	-	-	-
Taxes Payable	-	-	-	-	-	-
Rent/Leases-Building	-	-	-	-	-	-
Rent/Leases-Equipment	-	-	-	-	-	-
Secured Debt/Adequate Protections Payments	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-
Amounts Due to Insiders*	-	-	-	-	-	-
Other:	-	-	-	-	-	-
Other:	-	-	-	-	-	-
Total Postpetition Debts	-	11,755	-	-	-	11,755

Unilife Medical Solutions, Inc.:

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	12,254	56,271	-	-	-	68,524
Wages Payable	123,265	-	-	-	-	123,265
Taxes Payable	60,917	-	-	-	-	60,917
Rent/Leases-Building	-	66,881	-	-	-	66,881
Rent/Leases-Equipment	-	-	-	-	-	-
Secured Debt/Adequate Protections Payments	-	-	-	-	-	-
Professional Fees	-	-	-	-	-	-
Amounts Due to Insiders*	-	-	-	-	-	-
Other:	-	-	-	-	-	-
Other:	-	-	-	-	-	-
Total Postpetition Debts	196,435	123,151	-	-	-	319,587

Explain how and when the Debtor intends to pay any past-due Postpetition debts.

*”Insider” is defined is 11 U.S.C. Section 101(31)

FORM MOR-4

(04/07)

In re	Unilife Corporation, et al.	Case No.	17-10805
	Debtor	Reporting Period:	April 12, 2017 to April 30, 2017

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$1,139,625
+ Amounts billed during the period	56,854
- Amounts collected during the period	(6,000)
Total Accounts Receivable at the end of the reporting period	1,190,480
Accounts Receivable Aging	Amount
0 - 30 days old	1,072,796
31 - 60 days old	60,000
61 - 90 days old	26,750
91+ days old	30,934
Total Accounts Receivable	1,190,480
Amount considered uncollectible (Bad Debt)	(30,934)
Accounts Receivable (Net)	$1,159,546

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened accounts(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

FORM MOR-5

(04/07)